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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 1, 2003

                      Lehman ABS Corporation, on behalf of:

            CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-5 TRUST
            CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-20 TRUST
            CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-22 TRUST
            CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-23 TRUST
            CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-25 TRUST
 CORPORATE BACKED TRUST CERTIFICATES, BELLSOUTH DEBENTURE-BACKED SERIES 2002-8
                                     TRUST
CORPORATE BACKED TRUST CERTIFICATES, NEWS AMERICA DEBENTURE-BACKED SERIES 2002-9
                                     TRUST
 CORPORATE BACKED TRUST CERTIFICATES, VERIZON GLOBAL FUNDING CORP. NOTE-BACKED
                              SERIES 2002-16 TRUST
 CORPORATE BACKED TRUST CERTIFICATES, AMERICAN GENERAL INSTITUTIONAL CAPITAL A
                 CAPITAL SECURITIES-BACKED SERIES 2002-17 TRUST
CORPORATE BACKED TRUST CERTIFICATES, SEARS ROEBUCK ACCEPTANCE NOTE-BACKED SERIES
                                  2003-1 TRUST
CORPORATE BACKED TRUST CERTIFICATES, SEARS ROEBUCK ACCEPTANCE NOTE-BACKED SERIES
                                  2003-5 TRUST
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                       333-100485             13-3447441
(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)

Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (212) 526-7000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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

Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:

---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated January 16, 2001                Series 2001-1 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated January 22, 2001                Series 2001-2 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated January 25, 2001                Series 2001-3 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated January 29, 2001                Series 2001-4 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated February 2, 2001                Series 2001-5 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated March 1, 2001                   Series 2001-6 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated March 2, 2001                   Series 2001-7 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated March 8, 2001                   Series 2001-8 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated March 14, 2001                  Series 2001-9 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated March 22, 2001                  Series 2001-10 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated March 28, 2001                  Series 2001-11 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated April 3, 2001                   Series 2001-12 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated April 10, 2001                  Series 2001-14 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated April 30, 2001                  Series 2001-15 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated May 1, 2001                     Series 2001-16 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated May 2, 2001                     Series 2001-17 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated May 8, 2001                     Series 2001-18 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated May 11, 2001                    Series 2001-19 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated May 22, 2001                    Series 2001-20 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated May 24, 2001                    Series 2001-21 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated May 24, 2001                    Series 2001-22 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated June 1, 2001                    Series 2001-23 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated June 8, 2001                    Series 2001-24 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated June 14, 2001                   Series 2001-25 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated June 21, 2001                   Series 2001-26 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated June 28, 2001                   Series 2001-27 Trust
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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated July 24, 2001                   Corning Debenture-Backed Series 2001-28
                                                 Trust
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


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

---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated July 26, 2001                   Georgia-Pacific Debenture-Backed Series
                                                 2001-29 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates, Royal
Supplement dated July 27, 2001                   Caribbean Debenture-Backed Series 2001-30
                                                 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates, Toys
Supplement dated July 31, 2001                   "R" Us Debenture-Backed Series 2001-31
                                                 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated August 29, 2001                 Liberty Media Debenture-Backed Series
                                                 2001-32 Trust
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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates, AT&T
Supplement dated September 5, 2001               Note-Backed Series 2001-33 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated September 6, 2001               Goodyear Tire & Rubber Note-Backed Series
                                                 2001-34 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated September 21, 2001              Corning Debenture-Backed Series 2001-35
                                                 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates, Ford
Supplement dated November 15, 2001               Motor Co. Debenture-Backed Series 2001-36
                                                 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated December 27, 2001               Federal Express Corporation Note-Backed
                                                 Series 2001-37 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates, W.R.
Supplement dated January 23, 2002                Berkley Capital Trust Securities-Backed
                                                 Series 2002-1 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates, Royal
Supplement dated February 21, 2002               & Sun Alliance Bond-Backed Series 2002-2
                                                 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated March 7, 2002                   Brunswick Corporation Note-Backed Series
                                                 2002-3 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated March 21, 2002                  DaimlerChrysler Debenture-Backed Series
                                                 2002-4 Trust
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Standard Terms for Trust Agreements and Series   Callable Zero Coupon Trust Certificates,
Supplement dated March 25, 2002                  Series 2002-TVA-1 Trust
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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated April 2, 2002                   General Electric Capital Series
                                                 Note-Backed Series 2002-5 Trust
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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated April 16, 2002                  Kinder Morgan Debenture-Backed Series
                                                 2002-6 Trust
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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates, AT&T
Supplement dated May 1, 2002                     Wireless Services Note-Backed Series
                                                 2002-7 Trust
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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated May 23, 2002                    BellSouth Debenture-Backed Series 2002-8
                                                 Trust
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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates, News
Supplement dated June 3, 2002                    America Debenture-Backed Series 2002-9
                                                 Trust
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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates, AIG
Supplement dated June 6, 2002                    Debenture-Backed Series 2002-10 Trust
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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates, Royal
Supplement dated June 7, 2002                    & Sun Alliance Bond-Backed Series 2002-11
                                                 Trust
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


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

---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated June 18, 2002                   Motorola Debenture-Backed Series 2002-12
                                                 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated July 10, 2002                   Motorola Debenture-Backed Series 2002-14
                                                 Trust
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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates, CIT
Supplement dated July 24, 2002                   Capital Trust I Securities-Backed Series
                                                 2002-15 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated July 30, 2002                   Verizon Global Funding Corp. Note-Backed
                                                 Series 2002-16 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated October 23, 2002                American General Institutional Capital A
                                                 Capital Securities-Backed Series 2002-17
                                                 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated October 31, 2002                Bristol-Meyers Squibb Debenture-Backed
                                                 Series 2002-18 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Repackaged GE Global Insurance Floating
Supplement dated November 15, 2002               Rate Trust Certificates Series 2002-1
                                                 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates, Sears
Supplement dated January 28, 2003                Roebuck Acceptance Note-Backed Series
                                                 2003-1 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated January 29, 2003                BellSouth Capital Funding Debenture-Backed
                                                 Series 2003-2 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates, Duke
Supplement dated January 31, 2003                Capital Note-Backed Series 2003-3 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates, HSBC
Supplement dated February 19, 2003               Debenture-Backed Series 2003-4 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates, Sears
Supplement dated March 5, 2003                   Roebuck Acceptance Note-Backed Series
                                                 2003-5 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates, Ford
Supplement dated March 13, 2003                  Motor Company Note-Backed Series 2003-6
                                                 Trust
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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated March 21, 2003                  Boeing Note-Backed Series 2003-7 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated March 27, 2003                  Altria Debenture-Backed Series 2003-8 Trust
---------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates, CIT
Supplement dated April 1, 2003                   Capital Trust I Securities-Backed Series
                                                 2003-9 Trust
---------------------------------------------------------------------------------------------

Item 5. OTHER EVENTS

On June 1, 2003 distribution was made to the Holders of the Corporate Backed Trust Certificates, Series 2001-5 Trust, Corporate Backed Trust Certificates, Series 2001-20 Trust, Corporate Backed Trust Certificates, Series 2001-22 Trust, Corporate Backed Trust Certificates, Series 2001-23 Trust, Corporate Backed Trust Certificates, Series 2001-25 Trust, Corporate Backed Trust Certificates, BellSouth Debenture-Backed Series 2002-8 Trust, Corporate Backed Trust Certificates, News America Debenture-Backed Series 2002-9 Trust, Corporate Backed Trust Certificates, Verizon Global Funding Corp. Note-Backed Series 2002-16 Trust, Corporate Backed Trust Certificates, American General Institutional Capital A Capital Securities-Backed Series 2002-17 Trust, Corporate Backed Trust Certificates, Sears Roebuck Acceptance Note-Backed Series 2003-1 Trust and Corporate Backed Trust Certificates, Sears Roebuck Acceptance Note-Backed Series 2003-5 Trust (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibits 1,2,3,4,5,6,7,8,9, 10 and 11 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibits were filed as part of this report:

      1 Trustee's Distribution Statement to the Series 2001-5 Certificate Holders for the period ending June 1, 2003.

      2 Trustee's Distribution Statement to the Series 2001-20 Certificate Holders for the period ending June 1, 2003.

      3 Trustee's Distribution Statement to the Series 2001-22 Certificate Holders for the period ending June 1, 2003.

      4 Trustee's Distribution Statement to the Series 2001-23 Certificate Holders for the period ending June 1, 2003.

      5 Trustee's Distribution Statement to the Series 2001-25 Certificate Holders for the period ending June 1, 2003.

      6 Trustee's Distribution Statement to the BellSouth Debenture-Backed Series 2002-8 Certificate Holders for the period ending June 1, 2003.

      7     Trustee's Distribution Statement to the News America
            Debenture-Backed Series 2002-9 Certificate Holders for the period ending June 1, 2003.

      8 Trustee's Distribution Statement to the Verizon Global Funding Corp. Note-Backed Series 2002-16 Certificate Holders for the period ending June 1, 2003.

      9 Trustee's Distribution Statement to the American General Institutional Capital A Capital Securities-Backed Series 2002-17 Certificate Holders for the period ending June 1, 2003.

      10 Trustee's Distribution Statement to the Sears Roebuck Acceptance Note-Backed Series 2003-1 Certificate Holders for the period ending June 1, 2003.

      11 Trustee's Distribution Statement to the Sears Roebuck Acceptance Note-Backed Series 2003-5 Certificate Holders for the period ending June 1, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 12, 2003

                                         Lehman ABS Corporation


                                         By: /s/ Rene Canezin
                                             ----------------
                                         Name:  Rene Canezin
                                         Title: Senior Vice President

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

      1 Trustee's Distribution Statement to the Series 2001-5 Certificate Holders for the period ending June 1, 2003

      2 Trustee's Distribution Statement to the Series 2001-20 Certificate Holders for the period ending June 1, 2003

      3 Trustee's Distribution Statement to the Series 2001-22 Certificate Holders for the period ending June 1, 2003

      4 Trustee's Distribution Statement to the Series 2001-23 Certificate Holders for the period ending June 1, 2003

      5 Trustee's Distribution Statement to the Series 2001-25 Certificate Holders for the period ending June 1, 2003

      6 Trustee's Distribution Statement to the BellSouth Debenture-Backed Series 2002-8 Certificate Holders for the period ending June 1, 2003

      7 Trustee's Distribution Statement to the News America Debenture-Backed Series 2002-9 Certificate Holders for the period ending June 1, 2003

      8 Trustee's Distribution Statement to the Verizon Global Funding Corp. Note-Backed Series 2002-16 Certificate Holders for the period ending June 1, 2003

      9 Trustee's Distribution Statement to the American General Institutional Capital A Capital Securities-Backed Series 2002-17 Certificate Holders for the period ending June 1, 2003

      10 Trustee's Distribution Statement to the Sears Roebuck Acceptance Note-Backed Series 2003-1 Certificate Holders for the period ending June 1, 2003

      11 Trustee's Distribution Statement to the Sears Roebuck Acceptance Note-Backed Series 2003-5 Certificate Holders for the period ending June 1, 2003